                                                                      EXHIBIT 25

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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                   ----------

                        U.S. TRUST COMPANY OF TEXAS, N.A.
               (Exact name of trustee as specified in its charter)

                                                                 75-2353745
   (State of incorporation                                    (I.R.S. employer
   if not a national bank)                                   identification no.)

2001 Ross Avenue, Suite 2700
        Dallas, Texas                                               75201
    (Address of trustee's                                        (Zip Code)
principal executive offices)

                               Compliance Officer
                        U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                                Dallas, TX 75201
                                 (214) 754-1200
            (Name, address and telephone number of agent for service)

                                   ----------

                                   AdvancePCS
                   (formerly known as Advance Paradigm, Inc.)
              (Exact name of guarantor as specified in its charter)


           Delaware                                              75-2493381
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)

  5215 North O'Connor Blvd.,                                        75039
          Suite 1600
          Irving, TX
     (Address of principal                                       (Zip Code)
      executive offices)

                          ADVP CONSOLIDATION, L. L. C.
              (Exact name of guarantor as specified in its charter)

               Delaware                                          75-2882133
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

        103 Foulk Road, Suite 202                                  19801
              Wilmington, DE
(Address of principal executive offices)                         (Zip Code)


                               ADVANCERX.COM, L.P.
              (Exact name of guarantor as specified in its charter)

                 Delaware                                        75-2882135
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

     909 E. Collins Blvd., Suite 103                               75081
              Richardson, TX
(Address of principal executive offices)                         (Zip Code)


                             ADVP MANAGEMENT, L. P.
              (Exact name of guarantor as specified in its charter)

              Delaware                                           75-2882131
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

 5215 North O'Connor Blvd., Suite 1600                             75039
              Irving, TX
(Address of principal executive offices)                         (Zip Code)


                                ADVANCEPCS, L. P.
                    (FORMERLY KNOWN AS ADVP OPERATIONS, L. P.
              (Exact name of guarantor as specified in its charter)

               Delaware                                          75-2882129
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

   5215 N. O'Connor Blvd., Suite 1600                               75039
              Irving, TX
(Address of principal executive offices)                          (Zip Code)

                            HMN HEALTH SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                  Ohio                                          34-1885276
     (State or other jurisdiction of                         (I.R.S. employer
      incorporation or organization)                         identification No.)


          CT Corporation System                                    44114
     1300 E. Ninth St., Suite 1010
              Cleveland, OH
(Address of principal executive offices)                         (Zip Code)


                   INNOVATIVE PHARMACEUTICAL STRATEGIES, INC.
              (Exact name of guarantor as specified in its charter)

                  Ohio                                           34-1842278
     (State or other jurisdiction of                          (I.R.S. employer
      incorporation or organization)                         identification No.)

         CT Corporation System                                      44114
    1300 E. Ninth St., Suite 1010
             Cleveland, OH
(Address of principal executive offices)                          (Zip Code)


                         MATURE RX PLUS OF NEVADA, INC.
              (Exact name of guarantor as specified in its charter)

                Nevada                                           88-0453974
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

    1930 Village Center Circle #377                                 89134
            Las Vegas, NV
(Address of principal executive offices)                          (Zip Code)


                   PHOENIX COMMUNICATIONS INTERNATIONAL, INC.
              (Exact name of guarantor as specified in its charter)

                 Ohio                                           34-1815732
    (State or other jurisdiction of                          (I.R.S. employer
     incorporation or organization)                          identification No.)

         CT Corporation System                                     44114
   1300 E. Ninth Street, Suite 1010
             Cleveland, OH
(Address of principal executive offices)                         (Zip Code)

                   FIRST FLORIDA INTERNATIONAL HOLDINGS, INC.
              (Exact name of guarantor as specified in its charter)

                Florida                                         59-3308648
     (State or other jurisdiction of                         (I.R.S. employer
      incorporation or organization)                         identification No.)

   5215 N. O'Connor Blvd., Suite 1600                              75039
              Irving, TX
(Address of principal executive offices)                         (Zip Code)



                        INNOVATIVE MEDICAL RESEARCH, INC.
              (Exact name of guarantor as specified in its charter)

               Maryland                                         52-1688790
    (State or other jurisdiction of                          (I.R.S. employer
     incorporation or organization)                          identification No.)

  1001 Cromwell Bridge Rd., Suite 302                              21286
             Baltimore, MD
(Address of principal executive offices)                         (Zip Code)


                   BAUMEL-EISNER NEUROMEDICAL INSTITUTE, INC.
              (Exact name of guarantor as specified in its charter)

                Florida                                          59-1931184
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

  7301 N. University Drive, Suite 300                              33321
              Tamarac, FL
(Address of principal executive offices)                         (Zip Code)


                 FOUNDATION HEALTH PHARMACEUTICAL SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

              California                                         68-0261388
     (State or other jurisdiction of                          (I.R.S. employer
      incorporation or organization)                         identification No.)

   5215 N. O'Connor Blvd., Suite 1600                              75039
              Irving, TX
(Address of principal executive offices)                         (Zip Code)

                             PCS HOLDING CORPORATION
              (Exact name of guarantor as specified in its charter)

                Delaware                                         94-3040479
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

     5215 N. O'Connor Blvd., #1600                               75039-3742
               Irving, TX
(Address of principal executive offices)                         (Zip Code)


                            PCS HEALTH SYSTEMS, INC.
              (Exact name of guarantor as specified in its charter)

                  Delaware                                       86-0217882
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

            9501 East Shea Blvd.                                   85206
              Scottsdale, AZ
(Address of principal executive offices)                         (Zip Code)


                         CLINICAL PHARMACEUTICALS, INC.
              (Exact name of guarantor as specified in its charter)

                Delaware                                         62-1295160
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

           9501 East Shea Blvd.                                    85260
             Scottsdale, AZ
(Address of principal executive offices)                         (Zip Code)


                             PCS MAIL SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                  Arizona                                        86-0946910
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

           9501 East Shea Blvd.                                    85260
              Scottsdale, AZ
(Address of principal executive offices)                         (Zip Code)

                               PCS SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                Delaware                                         94-3075526
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

          9501 East Shea Blvd.                                     85260
             Scottsdale, AZ
(Address of principal executive offices)                         (Zip Code)

                      PCS MAIL SERVICES OF BIRMINGHAM, INC.
              (Exact name of guarantor as specified in its charter)

                 Alabama                                         63-1222539
      (State or other jurisdiction of                         (I.R.S. employer
       incorporation or organization)                        identification No.)

            2700 Milan Court                                       35211
             Birmingham, AL
(Address of principal executive offices)                         (Zip Code)


                      PCS MAIL SERVICES OF FT. WORTH, INC.
              (Exact name of guarantor as specified in its charter)

                Delaware                                         75-2653427
     (State or other jurisdiction of                          (I.R.S. employer
      incorporation or organization)                         identification No.)

           2105 Eagle Parkway                                      76177
             Ft. Worth, TX
(Address of principal executive offices)                         (Zip Code)



                      PCS MAIL SERVICES OF SCOTTSDALE, INC.
              (Exact name of guarantor as specified in its charter)

                Arizona                                          86-0945941
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

          9501 E. Shea Blvd.                                       85260
            Scottsdale, AZ
(Address of principal executive offices)                         (Zip Code)

                            FFI RX MANAGED CARE, INC.
              (Exact name of guarantor as specified in its charter)

                Florida                                          59-3236503
     (State or other jurisdiction of                          (I.R.S. employer
      incorporation or organization)                         identification No.)

     3502 Henderson Blvd., Suite 300                               33609
               Tampa, FL
(Address of principal executive offices)                         (Zip Code)


                        FIRST FLORIDA MANAGED CARE, INC.
              (Exact name of guarantor as specified in its charter)

                 Florida                                         59-3220513
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

    3502 Henderson Blvd., Suite 300                                33609
               Tampa, FL
(Address of principal executive offices)                         (Zip Code)


                      AMBULATORY CARE REVIEW SERVICES, INC.
              (Exact name of guarantor as specified in its charter)

                 Ohio                                            34-1754130
    (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

    3502 Henderson Blvd., Suite 300                                33609
               Tampa, FL
(Address of principal executive offices)                         (Zip Code)



                                   ----------

                       Senior Subordinated Notes, Due 2010
                       (Title of the indenture securities)


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

                                     GENERAL

1.       General Information

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Federal Reserve Bank of Dallas (11th District), Dallas, Texas (Board of Governors of the Federal Reserve System) Federal Deposit Insurance Corporation, Dallas, Texas The Office of the Comptroller of the Currency, Dallas, Texas

         (b)      Whether it is authorized to exercise corporate trust powers.

                  The Trustee is authorized to exercise corporate trust powers.

2.       Affiliations with Obligor and Underwriters

         If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.

3.       Voting Securities of the Trustee

         Furnish the following information as to each class of voting securities of the Trustee:

                             As of December 12,2000

--------------------------------------------------------------------------------

                 Col A.                                    Col B.

--------------------------------------------------------------------------------
             Title of Class                          Amount Outstanding

--------------------------------------------------------------------------------

Capital Stock - par value $100 per share             5000 shares

4.       Trusteeships Under Other Indentures

         Not applicable.

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters

         Not applicable.

6.       Voting Securities of the Trustee Owned by the Obligor or its Officials

         Not applicable.

7.       Voting Securities of the Trustee Owned by Underwriters or their
         Officials

         Not applicable.

8.       Securities of the Obligor Owned or Held by the Trustee

         Not applicable.

9.       Securities of Underwriters Owned or Held by the Trustee

         Not applicable.

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor

         Not applicable.

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor

         Not applicable.

12.      Indebtedness of the Obligor to the Trustee

         Not applicable.

13.      Defaults by the Obligor

         Not applicable.

14.      Affiliations with the Underwriters

         Not applicable.

15.      Foreign Trustee

         Not applicable.

16.      List of Exhibits

         T-1.1 - A copy of the Articles of Association of U.S. Trust Company of Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

         T-1.2 - A copy of the certificate of authority of the Trustee to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement, Registration No. 22-21897.

         T-1.3 - A copy of the authorization of the Trustee to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement, Registration No. 22-21897.

         T-1.4 - A copy of the By-laws of the U.S. Trust Company of Texas,
                 N.A., as amended to date;

                 incorporated herein by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No., 22-21897.

         T-1.5 - The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         T-1.6 - A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

As of December 12, 2000, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of December 12, 2000, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10, and 11 refers to each of U.S. Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

In as much as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.



                                   ----------

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S. Trust Company of Texas, N.A., a national banking association organized under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 12th of December 2000.

                                       U.S. Trust Company of
                                       Texas, N.A., Trustee


                                       By: /s/ John C. Stohlmann
                                          ----------------------
                                          John C. Stohlmann
                                          Vice President

                                                                   EXHIBIT T-1.6


                               CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of , we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be such authorities to the Securities and Exchange Commission upon request therefore.

                                       U.S. Trust Company of
                                       Texas, N.A., Trustee


                                       By: /s/ John C. Stohlmann
                                          ----------------------
                                          John C. Stohlmann
                                          Vice President

                                                                               OMB NUMBER: 7100-003
                                                                               FEDERAL DEPOSIT INSURANCE CORPORATION
                                                                               OMB NUMBER: 3064-005
                                                                               OFFICE OF THE COMPTROLLER OF THE CURRENCY
                                                                               EXPIRES MARCH 31, 2002
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
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                                                                                                                      [1]
                                                                               PLEASE REFER TO PAGE I,
                                                                               TABLE OF CONTENTS, FOR
                                                                               THE REQUIRED DISCLOSURE
                                                                               OF ESTIMATED BURDEN.
------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF
$100 MILLION OR MORE BUT LESS THAN $300 MILLION - FFIEC 033

REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2000                                         20000930
                                                                                           --------
                                                                                          (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State          This report form is to be filed by banks with domestic offices
member banks); 12 U.S.C. Section 1817 (State nonmember banks);        only. Banks with foreign offices (as defined in the
and 12 U.S.C. Section 161 (National banks).                           instructions) must file FFIEC 031.
------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed              The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be          Accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and
national Banks.

                                                                      We, the undersigned directors (trustees), attest to the
I, Alfred B. Childs, Managing Director                                correctness of the Report of Condition (including the
-------------------------------------------------------------------   supporting schedules) for this report date and declare that
Name and Title of Officer Authorized to Sign Report                   it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the
Of the named bank do hereby declare that the Reports of               instructions issued by the appropriate Federal regulatory
Condition and Income (including the supporting schedules) for         authority and is true and correct.
this report date have been prepared in conformance with the
instructions issued y the appropriate Federal regulatory authority
and are true to the best of my knowledge.                             /s/ J. T. Moore
                                                                      --------------------------------------------------------------
                                                                      Director (Trustee)

/s/ Alfred B. Childs                                                  /s/ Peter J. Denker
-------------------------------------------------------------------   --------------------------------------------------------------
Signature of Officer Authorized to Sign Report                        Director (Trustee)

10/16/00                                                              /s/ William J. Goodwin
-------------------------------------------------------------------   --------------------------------------------------------------
Date of Signature                                                     Director (Trustee)

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SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income                  (if other than EDS) must transmit the bank's computer
either:                                                                     data file to EDS.

(a)   in electronic form and then file the computer data file         For electronic filing assistance, contact EDS Call Report
      directly with the banking agencies' collection agent,           Services, 2150 N. Prospect Ave., Milwaukee, WI  53202,
      Electronic Data Systems Corporation (EDS), by modem or          telephone (800) 255-1571.
      on computer diskette; or
                                                                      To fulfill the signature and attestation requirement for the
(b)   in hard-copy (paper) form and arrange for another party to      Reports of Condition and Income for this report date, attach
      convert the paper report to electronic form. That party         this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the
                                                                      completed report that the bank places in its files.

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FDIC Certificate Number:            33217                             U.S. TRUST COMPANY OF TEXAS, N.A.
                                    -----                             --------------------------------------------------------------
                                 (RCRI 9050)                          Legal Title of Bank (TEXT 9010)

                                                                      DALLAS
                                                                      --------------------------------------------------------------
                                                                      City (TEXT 9130)

                                                                      TX                                              75201
                                                                      --------------------------------------------------------------
                                                                      State Abbrev. (TEXT 9200)                 Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

U.S. TRUST COMPANY OF TEXAS, N.A.           Call Date:      09/30/2000                 State #:                           FFIEC 033
2001 ROSS AVENUE, SUITE 2700                Vendor ID:      D                           Cert #:     33217                   RC-1
DALLAS, TX  75201                           Transit #:      11101765

                                                                                                                             [9]

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2000

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                              C200<-
                                                                                         Dollar Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

  1.  Cash and balances due from depository institutions (from Schedule RC-A):                            RCON
                                                                                                          ----
      a.  Noninterest-bearing balances and currency and coin(1) ......................................    0081         1,856  1.a
                                                                                                                  ----------
      b.  Interest-bearing balances(2) ...............................................................    0071         1,152  1.b
                                                                                                                  ----------
  2.  Securities:

      a.  Held-to-maturity securities (from Schedule RC-B, Column A) .................................    1754             0  2.a
                                                                                                                  ----------
      b.  Available-for-sale securities (from Schedule RC-B, column D) ...............................    1773       121,989  2.b
                                                                                                                  ----------
  3.  Federal funds sold and securities purchased under agreements to resell .........................    1350        29,300  3.
                                                                                                                  ----------
  4.  Loans and lease financing receivables:                                         RCON
                                                                                     ----
      a.  Loans and leases, net of unearned income (from Schedule RC-C) ..........   2122         27,084                      4.a
                                                                                             -----------
      b.  LESS:  Allowance for loan and lease losses .............................   3123            260                      4.b
                                                                                             -----------
      c.  LESS:  Allocated transfer risk reserve .................................   3128              0                      4.c
                                                                                             -----------
      d.  Loans and leases, net of unearned income, allowance, and reserve (item 4.a
           minus 4.b and 4.c) ........................................................................    2125        26,824  4.d
                                                                                                                  ----------
  5.  Trading assets .................................................................................    3545             0  5.
                                                                                                                  ----------
  6.  Premises and fixed assets (including capitalized leases) .......................................    2145           903  6.
                                                                                                                  ----------
  7.  Other real estate owned (from Schedule RC-M) ...................................................    2150             0  7.
                                                                                                                  ----------
  8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) .......    2130             0  8.
                                                                                                                  ----------
  9.  Customers' liability to this bank on acceptances outstanding ...................................    2155             0  9.
                                                                                                                  ----------
 10.  Intangible assets (from Schedule RC-M) .........................................................    2143         2,210  10.
                                                                                                                  ----------
 11.  Other assets (from Schedule RC-F) ..............................................................    2160         3,560  11.
                                                                                                                  ----------
 12.  Total assets (sum of items 1 through 11) .......................................................    2170       187,794  12.
                                                                                                                  ----------

 (1)  Includes cash items in process of collection and unposted debits.

 (2)  Includes time certificates of deposit not held for trading.

U.S. TRUST COMPANY OF TEXAS, N.A.           Call Date:      09/30/2000                 State #:                           FFIEC 033
2001 ROSS AVENUE, SUITE 2700                Vendor ID:      D                           Cert #:     33217                   RC-1
DALLAS, TX 75201                            Transit #:      11101765

                                                                                                                            [10]

SCHEDULE RC - CONTINUED

                                                                                         Dollar Amounts In Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13.  Deposits:                                                                                             RCON
                                                                                                           ----
     a. In domestic offices (sum of totals of columns A and C From Schedule RC-E)    RCON                  2200      162,345  13.a
                                                                                     ----                         ----------
         (1) Noninterest-bearing(1) .............................................    6631          17,928                     13.a.1
                                                                                              -----------
         (2) Interest-bearing ...................................................    6636         144,417                     13.a.2
                                                                                              -----------
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs

         (1) Noninterest-bearing ................................................

         (2) Interest-bearing ...................................................

14.  Federal funds purchased and securities sold under agreements to repurchase .....................      2800            0  14.
                                                                                                                  ----------
15.  a.  Demand notes issued to the U.S. Treasury ...................................................      2840            0  15.a
                                                                                                                  ----------
     b.  Trading liabilities ........................................................................      3548            0  15.b
                                                                                                                  ----------
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

     a.  With a remaining maturity of one year or less ..............................................      2332        1,000  16.a
                                                                                                                  ----------
     b.  With a remaining maturity of more than one year through three years ........................      A547        1,000  16.b
                                                                                                                  ----------
     c.  With a remaining maturity of more than three years .........................................      A548            0  16.c
                                                                                                                  ----------
17.  Not applicable

18.  Bank's liability on acceptances executed and outstanding .......................................      2920            0  18.
                                                                                                                  ----------
19.  Subordinated notes and debentures(2) ...........................................................      3200            0  19.
                                                                                                                  ----------
20.  Other liabilities (from Schedule RC-G) .........................................................      2930        3,335  20.
                                                                                                                  ----------
21.  Total liabilities (sum of items 13 through 20) .................................................      2948      167,680  21.
                                                                                                                  ----------
22.  Not applicable

EQUITY CAPITAL

23.  Perpetual preferred stock and related surplus ..................................................      3838        2,000  23.
                                                                                                                  ----------
24.  Common stock ...................................................................................      3230          500  24.
                                                                                                                  ----------
25.  Surplus (exclude all surplus related to preferred stock) .......................................      3839        8,651  25.
                                                                                                                  ----------
26.  a.  Undivided profits and capital reserves .....................................................      3632        9,441  26.a
                                                                                                                  ----------
     b.  Net unrealized holding gains (losses) on available-for-sale securities .....................      8434        (478)  26.b
                                                                                                                  ----------
     C.  ACCUMULATED NET GAINS (LOSSES ON CASH FLOW HEDGES) .........................................      4336            0  26.c
                                                                                                                  ----------
27.  Cumulative foreign currency translation adjustments ............................................

28.  Total equity capital (sum of items 23 through 27) ..............................................      3210       20,114  28.
                                                                                                                  ----------
29.  Total liabilities and equity capital (sum of items 21 and 28) ..................................      3300      187,794  29.
                                                                                                                  ----------

MEMORANDUM

TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.  Indicate in the at the right, the number of the statement below that best describes the                         NUMBER
    most comprehensive level of auditing work performed for the bank by independent external                      ----------
    auditors as of any date during 1998 .............................................................      6724          N/A  M.1
                                                                                                                  ----------

1 = Independent audit of the bank conducted in accordance             4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified             external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank             authority)

2 = Independent audit of the bank's parent holding company            5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted                       auditors
    auditing standards by a certified public accounting firm
    which submits a report on the consolidated holding                6 = Compilation of the bank's financial statements by external
    company (but not on the bank separately)                              auditors

3 = Directors' examination of the bank conducted in                   7 = Other audit procedures (excluding tax preparation work)
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by         8 = No external audit work
    state chartering authority)



(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.
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